AMITIZA U.S.





Market Growth Accelerating

- Class up 5% YoY[1]

Continued AMITIZA YOY Growth

- Takeda reported Q3 net sales at $72.5M*; 3.5% YoY increase in net sales to $204M through September
- AMITIZA TRx up 4% YoY through November YTD[1]; highest weekly TRx ever recorded in second week of December[2]

OIC Opportunity

- 40-80% of non-cancer patients on chronic opioids will suffer from OIC[3]
  - Moderate to severely constipated market estimated at 2-2.5M[4]
- Among pain specialists, average TRx increase of 25% post OIC approval[1]
- Sucampo contract sales organization began co-promotion effort January 2, 2014 to primarily pain specialists
  - Takeda to reimburse Sucampo based on details to HCPs

See Reference 1-4; *AMITIZA net sales reported by Takeda for royalty calculation purposes

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AMITIZA U.S. *(cont.)*

Base Business Remains Strong

- 8M prescriptions over almost 8 years
- Building on strength in long-term safety
  - Resonates well with PCPs
- Building on strength in managed care access
  - Preferred managed care position and significantly lower copay vs. competition
  - Medicare Part D plan share continues to grow and recently received preferred position on Aetna

AMITIZA Coverage



100%
80%
60%
40%
20%
0%
93.0%
99.5%
Commercial
Part D

*AMITIZA is covered for 90% of lives nationally for all channels[6]

See References 5-6

Global AMITIZA Approvals and Regulatory Filings

AMITIZA has been used for almost 8 years with 8M prescriptions by patients suffering from CIC and IBS-C





U.S.
CIC (2006)
IBS-C (2008)
OIC Approved
(April 2013)
U.K.
CIC (2012)
OIC (filed)
Switzerland
CIC (2009)
OIC (filed)
Japan
CC (2012)
Incl OIC

AMITIZA Global Snapshot

Japan

- Sucampo Japan sales up 58.2% to $5.2M Q3 vs. Q2
- $10M contribution to Sucampo topline for first nine months of 2013
- June disease awareness pilot shown to be effective in motivating patients to ask physicians about AMITIZA[5]
  - Abbott to conduct targeted consumer awareness effort
- 2 week limitation removed in December

Europe

- OIC filings in U.K. and Switzerland on track for approval 1H 2014
- Increased patient access in Switzerland as BAG* lifted several key limitations to AMITIZA on the specialty list
- MHRA CIC assessment report init… MRP; fin… expect… approva…
- N… pro…



Rest of World

- Continued partnership discussions with global and regional companies for AMITIZA for new indications and new territories (Europe, China, Latin America and other emerging markets)

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See Reference 5; *Bundesamt für Gesundheit

AMITIZA Intellectual Property

AMITIZA has a robust U.S. patent estate

- 13 patents
- Latest patents expire in 2027

Paragraph IV certification notice letter to Sucampo received on January 2, 2013 regarding ANDA submitted to FDA by Anchen Pharmaceuticals

- Notice letter alleges the 126 claims in AMITIZA's composition, method of use, and/or formulation patents are invalid, unenforceable, and/or will not be infringed by Anchen's manufacture, use or sale of the product described in its ANDA
  - Sucampo, joined by Takeda and R-Tech Ueno, filed patent infringement lawsuit against Anchen and Par Pharmaceuticals on February 8, 2013
  - 30-month stay through July 2015
  - Markman hearing scheduled for March 31, 2014

Well-positioned to defend AMITIZA IP

- Only one claim of the patents needs to be successful

RESCULA U.S. Overview





New RESCULA Commercial Strategy

- RESCULA prescriptions continuing to grow (strong growth in Q4) [7]
- Commercialization focuses on current prescribers
  - 75% reduction in RESCULA Selling & Marketing expenses anticipated in 2014
  - Moving to contract sales organization for increased efficiency and flexibility, lower cost
  - In-house sales force eliminated
  - Limited mix of inside sales and other promotional tactics, including digital, to reach non-prescribers

Continued Positive Feedback

- RESCULA meets or exceeds prescribers IOP-lowering expectations[5]
- Included in prescribers' armamentarium

See References 5, 7

Sucampo Prostone Pipeline Key Highlights

AMITIZA Clinical Development & Life Cycle Management

New liquid dosage form

- Initiated liquid formulation pivotal trial in CIC in adults October 2013; alternative treatment for patients who prefer not to take capsules
  - Takeda funding 100% of development costs
  - NDA filing planned after trial ends 1H 2014

Pediatric Constipation



Abdominal radiograph of constipated child showing stool throughout the colon

- Pediatric Functional Constipation P3 program began Q4 2013
- Very common GI complaint in children; WW prevalence ranges from 4-37%[9]
- Only 50-70% of children demonstrate long-term improvement with current treatments[10]
- Previous open-label study results published October in JPGN* online
- Takeda funding 70% of development costs

Unoprostone Isopropyl for Retinal Diseases

Retinitis Pigmentosa (RP)

- Degenerative retinal disease with no approved prescription medicines available[5]
- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
  - Patient enrollment completed October 2013 and interim 1yr results available early 2015
- Unoprostone isopropyl has received orphan drug designation for RP in the U.S. & E.U.
  - Sucampo will work with regulatory authorities in the U.S. & E.U. to determine required incremental data for filing in each region


Normal Vision


Retinitis Pigmentosa

Life-Cycle Management

- Exploring opportunities in other retinal diseases including AMD; will update further as research develops

See References 5, 9-12
*Journal of Pediatric Gastroenterology and Nutrition

Sucampo Prostone Pipeline Key Highlights *(cont.)*

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis (LSS)

- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally[5]
- More than 400,000 Americans, most >60 years of age, may be suffering from symptoms caused by lumbar spinal stenosis[13]
- Top-line results of P2a, double-blind, placebo-controlled trial of IV ion channel activator showed statistically significant improvement in VAS* pain



Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Next phase of development for PO ion channel activator to be initiated Q1 2014
  - PO ion channel activator also being considered for development in new therapeutic areas

Cobiprostone for Oral Mucositis

Oral Mucositis

- P1b study of oral spray formulation of cobiprostone began October 31
- Debilitating side effect of radiation therapy and chemotherapy



- ~350,000 head and neck cancer patients in the U.S.[15]; oral mucositis affects 80-90%[16] of these patients
  - Total WW market estimated to be up to $500M[5]



- A few prescription treatments available to address specific aspects but currently no comprehensive treatments available for oral mucositis[5]
- As reported earlier, P1a results indicated that oral spray formulation is generally well-tolerated

See Reference 5, 13-17; *Visual Analog Scale

SUCAMPO The Science of Innovation

Clinical Pipeline & Product Development Highlights

CLINICAL FOCUS | **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Liquid Formulation CIC				Began 3Q13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began 1Q13
Lubiprostone Pediatric Functional Constipation				Began 4Q13
IV Ion Channel Activator Spinal Stenosis			P2 PoC 2H14 P2 PoC 4Q13	
PO Ion Channel Activator Spinal Stenosis		Phase 1b 1Q14		
Cobiprostone Oral Mucositis		Phase 1b Began 4Q13		

■ SUCCESSFULLY COMPLETED ■ PROJECTED START ■ ONGOING

*Co-developing with R-Tech Ueno, Ltd.

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Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (01-09-14), 52-Week Range	$9.12, $10.48 to $4.55
Shares Outstanding (01-09-14)	43.5M (1 class of common stock)
Daily Volume (90-day average)	146,497
Market Capitalization (01-09-14)	$397.1M
Enterprise Value (01-09-14)	$364.0M
Financial Highlights as of 1st 9 Months of 2013	
Cash & Equivalents	$91.0M
Total Revenue	$65.1M
Net Income, excluding special items	$7.0M
EPS, excluding special items	$0.16
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$204.1M

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The Science of Innovation

2013 Key Value Driver Summary

AMITIZA	U.S.	✓ Obtain approval of OIC sNDA: 1Q 2013 ✓ $10M milestone payment upon commercial launch of OIC
	Global	❑ **Ongoing: Pursue strategic alliances; new AMITIZA indications/territories**
	Japan	✓ Grow sales in Japan in 2013
	E.U.	✓ Submit for regulatory approval of OIC in Switzerland and U.K. by 1Q 2013 ✓ Begin active marketing in Switzerland for CIC ❑ **Ongoing: Use MHRA approval to seek expansion of CIC and OIC indication to other E.U. markets via MRP** ❑ **Ongoing: Seek NICE endorsement for CIC and OIC, and make AMITIZA available in U.K. for CIC**
RESCULA	U.S.	✓ Launch: 1Q 2013
Pipeline	Lubiprostone	✓ Achieve FPFV in Pediatric P3 trial in 4Q 2013
	Cobiprostone	✓ Complete oral mucositis P1a trial: 2Q 2013 ✓ Initiate P1b trial in oral mucositis: 4Q 2013
	IV Ion Channel Activator	✓ Complete spinal stenosis P2a trial: 4Q 2013

✓ Completed ❑ In Progress

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Key Upcoming Events

1H 2014
CEO Transition (EST)
AMITIZA OIC indication potential approval in Switzerland / U.K.
End of P3 lubiprostone liquid formulation study
End of P1b study in cobiprostone for oral mucositis
Start of Phase 1b study for oral ion channel activator in LSS

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (01-09-14), 52-Week Range	$9.12, $10.48 to $4.55
Shares Outstanding (01-09-14)	43.5M (1 class of common stock)
Daily Volume (90-day average)	146,497
Market Capitalization (01-09-14)	$397.1M
Enterprise Value (01-09-14)	$364.0M

Financial Highlights as of 1st 9 Months of 2013	
Debt	$57.9M
Cash & Equivalents	$91.0M
Total Operating Expense	$49.1M
Total Revenue	$61.5M
Net Income, excluding special items	$7.0M
R&D Revenue	$16.3M
Product Royalty Revenue	$37.3M
R&D Expense	$14.5M
EPS, excluding special items	$0.16
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$204.1M

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The Science of Innovation

References

1. IMS Smart View, NPA Report, client Factored Numbers
2. IMS, NPA weekly data, DART
3. Camilleri M. Opioid-induced constipation: challenges and therapeutic opportunities. *Am J Gastroenterol.* 2011 May;106(5):835-42
4. Clearview Analysis 2008
5. Internal Research
6. Fingertip Formulary (NOV 2013)
7. IMS Smart View, RAPID Weekly, Client Factored Numbers
8. Sucampo data on file
9. Loening-Baucke V. Prevalence rates for constipation and faecal and urinary incontinence. *Arch Dis Child.* 2007 Jun;92(6):486-9
10. Biggs WS. *et al* Evaluation and treatment of constipation in infants and children. *Am Fam Physician* 2006 Feb;73(3):469–77
11. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
12. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13
13. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
14. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
15. Based on statistics from the American Cancer Society and the National Cancer Institute
16. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
17. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21